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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 30, 2000


                          First Union Direct Bank, N.A.
      (Successor to the First Union National Bank of Georgia as Originator
                  of the First Union Master Credit Card Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust

                     United States                                 33-98546-01                    56-2017017
----------------------------------------------------     -------------------------------     ---------------------
   (State or Other Jurisdiction of Incorporation)           (Commission File Number)            (IRS Employer
                                                                                                Identification Number)


                600 Broad Street
                Augusta, Georgia                              30903
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   (Address of Principal Executive Office)                 (Zip Code)


Registrant's telephone number, including area code (706) 823-2580


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On September 30, 2000 First Union Direct Bank (the "Bank"), as Transferor and Servicer of the First Union Master
                  Credit Card Trust, entered into a Transfer and Assumption Agreement, dated as of September 30, 2000 (the "Transfer and Assumption Agreement") by and among First Union Direct Bank, National Association (as successor to First Union National Bank of Georgia), as Transferor and Servicer, The Bank of New York, as Trustee and MBNA America Bank, National Association ("MBNA"), as successor Transferor and Servicer pursuant to the Pooling and Servicing Agreement, dated as of September 29, 1995 (the "Pooling and Servicing Agreement"). Pursuant to the Transfer and Assumption Agreement MBNA has assume all obligations of the Bank, as Transferor and Servicer, for the First Union Master Credit Card Trust under the Pooling and Servicing Agreement. The Bank has been relieved of all its obligations as Transferor and Servicer under the Pooling and Servicing Agreement.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibits 10.1.

         Exhibit 10.1 Transfer and Assumption Agreement, dated as of September 30, 2000.

Item 8.           Not Applicable.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                         FIRST UNION DIRECT BANK, N.A.,
                                         on behalf of the First Union
                                         Master Credit Card Trust


                                         By:     /s/ James H. Gilbraith II
                                            ------------------------------------
                                          Name:  James H. Gilbraith II
                                          Title: Managing Director

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                                  EXHIBIT INDEX

Exhibit           Description

Exhibit 10.1               Transfer and Assumption Agreement, dated as of
                           September 30, 2000.

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